UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2016

CAPRICOR THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8840 Wilshire Blvd., 2nd Floor

Beverly Hills, CA 90211

(Address of Principal Executive Offices) (Zip Code)

(310) 358-3200

Registrant’s telephone number, including area code

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 16, 2016, Capricor Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC and National Securities Corporation as representatives (the “Representatives”) of the several underwriters named therein (the “Underwriters”), relating to a public offering (the “Offering”) of 2,687,500 shares (the “Firm Shares”) of the Company’s common stock (“Common Stock”) at a price of $3.20 per share. On the same date, the Company entered into a subscription agreement (the “Subscription Agreement”) with Cedars-Sinai Medical Center, one of the Company’s existing stockholders, relating to a registered direct offering of 312,500 shares (the “CSMC Shares” and together with the Firm Shares, the “Shares”) of Common Stock. Additionally, pursuant to the terms of the Underwriting Agreement, the Company granted to the Underwriters an option, exercisable in whole or in part at any time until October 16, 2016, to purchase up to an additional 403,125 shares (the “Option Shares”) of Common Stock at the public offering price of $3.20 per share to cover over-allotments, if any.  The transactions described in this paragraph are referred to collectively as the “Offering.”

The Offering is being made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-207149), as filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 28, 2015 and which was declared effective by the SEC on October 26, 2015, a base prospectus dated September 25, 2015 and the final prospectus supplement dated September 16, 2016.

The Company expects that the net proceeds from the Offering will be approximately $8.7 million, after deducting underwriting discounts and commissions and estimated Offering expenses payable by the Company (and excluding the sale of Option Shares, if any, pursuant to the over-allotment option granted to the Underwriters). If the over-allotment option granted to the Underwriters is exercised in full, net proceeds from the Offering are expected to be approximately $9.9 million, after deducting underwriting discounts and commissions and estimated Offering expenses payable by the Company. The purchase and sale of the Shares, and the closing of the Offering, is expected to take place on or about September 21, 2016, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters, severally and not jointly, for losses or damages arising out of or in connection with the Offering, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. In addition, in accordance with the terms of the Underwriting Agreement, each of the Company’s directors and executive officers and certain of the Company’s principal stockholders have entered into “lock-up” agreements with the Representatives that, among other things, prohibit, without the prior written consent of each of the Representatives, the sale, transfer or other disposition of securities of the Company until December 15, 2016, subject to certain limited exceptions. The Subscription Agreement contains customary representations, warranties and covenants by the Company.

The foregoing descriptions of the Underwriting Agreement and the Subscription Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and to the full text of the Subscription Agreement, a copy of which is filed as Exhibit 1.2 to this Current Report on Form 8-K, each of which is incorporated herein by reference. A copy of the opinion of Paul Hastings LLP relating to the validity of the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The representations, warranties and covenants contained in the Underwriting Agreement and the Subscription Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Underwriting Agreement and the Subscription Agreement, respectively, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Underwriting Agreement and the Subscription Agreement are incorporated herein by reference only to provide investors with information regarding the terms of the Underwriting Agreement and the Subscription Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Forward-Looking Statements

Statements in this Current Report on Form 8-K relating to the anticipated closing of the Offering and the amount of proceeds expected from the Offering, and any other statements about the Company’s management team’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “could,” “anticipates,” “expects,” “estimates,” “should,” “target,” “will,” “would” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, without limitation, risks and uncertainties with respect to the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, market conditions, and other related risks. More information about these and other risks that may impact the Company’s business are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC on March 30, 2016, in its Registration Statement on Form S-3, as filed with the SEC on September 28, 2015, and in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, as filed with the SEC on August 15, 2016. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to update these forward-looking statements.

Item 8.01.	Other Events.

On September 16, 2016, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

1.1	Underwriting Agreement, dated as of September 16, 2016, by and among Capricor Therapeutics, Inc., Roth Capital Partners, LLC and National Securities Corporation.

1.2	Subscription Agreement, , dated as of September 16, 2016, by and between Capricor Therapeutics, Inc. and Cedars-Sinai Medical Center.

5.1	Opinion of Paul Hastings LLP.

23.1	Consent of Paul Hastings LLP (included in Exhibit 5.1).

99.1	Press Release, dated September 16, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2016	CAPRICOR THERAPEUTICS, INC.

	By:	/s/ Linda Marbán, Ph.D.
Linda Marbán, Ph.D.
Chief Executive Officer

Exhibit Index

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of September 16, 2016, by and among Capricor Therapeutics, Inc., Roth Capital Partners, LLC and National Securities Corporation.
1.2	Subscription Agreement, dated as of September 16, 2016, by and between Capricor Therapeutics, Inc. and Cedars-Sinai Medical Center.
5.1	Opinion of Paul Hastings LLP.
23.1	Consent of Paul Hastings LLP (included in Exhibit 5.1).
99.1	Press Release, dated September 16, 2016.